UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported April 14, 2016

iStar Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendment to Articles of Incorporation By-Laws Change in Fiscal Year.

On April 14, 2016, iStar Inc. filed Articles Supplementary pursuant to §3-802 of the Maryland General Corporation Law implementing resolutions adopted by iStar’s Board of Directors prohibiting the company from electing to be subject to §§3-803, 3-804 and 3-805 of the Maryland Unsolicited Takeovers Act.

This summary of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit 3.01                  Articles Supplementary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR INC.

Date:	April 19, 2016	By:	/s/ David DiStaso
David DiStaso
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.01	Articles Supplementary.